                                                                  EXHIBIT 10.1.4


_______________________________________________________________________________

                     WARRANT REGISTRATION RIGHTS AGREEMENT



                                    between



                             SCOVILL HOLDINGS INC.



                                      and



                    UNITED STATES TRUST COMPANY OF NEW YORK

                                as Warrant Agent



                         Dated as of November 26, 1997

_______________________________________________________________________________

                     WARRANT REGISTRATION RIGHTS AGREEMENT

          WARRANT REGISTRATION RIGHTS AGREEMENT, dated as of November 26, 1997 (this "Agreement"), between SCOVILL HOLDINGS INC., a Delaware corporation (the
       ---------
"Company"), and UNITED STATES TRUST COMPANY OF NEW YORK, a New York banking
--------
corporation, as warrant agent (in such capacity, the "Warrant Agent").
                                                      -------------

          Pursuant to the terms of a Purchase Agreement, dated November 26, 1997 (the "Purchase Agreement"), among the Company and SBC Warburg Dillon Read Inc.
      ------------------
and BT Alex. Brown Incorporated, as initial purchasers (the "Initial
                                                             -------
Purchasers"), the Company has agreed to issue and sell to the Initial Purchasers
----------
an aggregate of 100,000 warrants (the "Warrants"), to purchase four (4) shares
                                       --------
of Common Stock (as defined below) of the Company at an exercise price of $0.10 per share, as part of 100,000 units (the "Units"), each Unit consisting of one
                                          -----
share of 13 3/4% Series A Cumulative Redeemable Exchangeable Preferred Stock of the Company (the "Senior Preferred Stock"), and one Warrant. The Senior
                  ----------------------
Preferred Stock and the Warrant included in each Unit will not be separately tradeable until the earliest to occur of: (i) the date which is 90 days after the Closing Date (as defined below), (ii) such earlier date as may be determined by the Initial Purchasers, (iii) in the event of a Change of Control (as defined in the Warrant Agreement), the date on which the Company mails notice thereof to holders of the Senior Preferred Stock, and (iv) the date upon which a registration statement with respect to shares of preferred stock to be exchanged for the Senior Preferred Stock is declared effective pursuant to the Preferred Stock Registration Rights Agreement (as defined below).

          In consideration of the foregoing and of the mutual agreements contained herein and in the Unit Purchase Agreement, the Company and the Warrant Agent hereby agree as follows:

          1. Definitions.
             -----------

          As used in this Agreement, the following capitalized defined terms shall have the following meanings:

          "Auditors" means, at any time, the independent auditors of the Company at such time.

          "Blackout Period" has the meaning specified in Section 2 hereof.

          "Board" means the board of directors of the Company from time to time.

          "Closing Date" means the date hereof.

          "Comfort Letter" has the meaning specified in Section 3 hereof.

          "Commission" means the United States Securities and Exchange
Commission.

          "Common Shares" means the shares of the Common Stock of the Company.

          "Common Stock" means the common stock, par value $0.0001 per share, of the Company.

          "Company" has the meaning specified in the preamble to this Agreement.

          "Company IPO Shares" has the meaning specified in Section 2 hereof.

          "Cutback Notice" has the meaning specified in Section 2 hereof.

          "Demand Period" has the meaning specified in Section 2 hereof.

          "Demand Registration Rights" has the meaning specified in Section 2 hereof.

          "Demand Registration Statement" has the meaning specified in Section 2 hereof.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended

          "Expiration Date" means the twelfth anniversary of the Closing Date.

          "Holders" means the record holders of the Warrants and the holders of Common Shares (or other securities) received upon exercise thereof.

          "Includible Secondary Shares" has the meaning specified in Section 2 hereof.

          "Includible Shares" has the meaning specified in Section 2 hereof.

          "Initial Purchasers" has the meaning specified in the recitals to this Agreement.

          "managing underwriter" has the meaning specified in Section 2 hereof.

          "Opinion" has the meaning specified in Section 3 hereof.

          "Other IPO Shares" has the meaning specified in Section 2 hereof.

          "Piggy-back Registration Rights" has the meaning specified in Section 2 hereof.

          "Piggy-back Registration Statement" has the meaning specified in
Section 2 hereof.

          "Registration Statement" has the meaning specified in Section 2 hereof.

          "Resales Registration Statement" has the meaning specified in Section 9 hereof.

          "Resale Shelf" has the meaning specified in Section 3 hereof.

          "Securities Act" means the United States Securities Act of 1933, as amended.

          "Senior Preferred Stock" has the meaning specified in the recitals to this Agreement.

          "Shelf Expiration Date" has the meaning specified in Section 3 hereof.

          "Underlying Securities" means the Common Shares issuable upon exercise of the

Warrants or such other securities as shall be issuable upon the exercise of the Warrants, pursuant to the Warrant Agreement.

          "Unit Purchase Agreement" has the meaning specified in the recitals to this Agreement.

          "Units" has the meaning specified in the recitals to this Agreement.

          "Warrants" has the meaning specified in the recitals to this Agreement.

          "Warrant Agent" has the meaning specified in the preamble to this Agreement.

          "Warrant Agreement" means the Warrant Agreement dated as of the Closing Date between the Company and the Warrant Agent.

          "Warrant Shares" has the meaning specified in Section 2 hereof.

          "Warrant Shelf Registration Statement" has the meaning specified in
Section 3 hereof.

          2. Registration Rights.
             -------------------

          (a)  Demand Registrations Rights.
               ---------------------------

          (i) Following the earlier of (x) the 180th day after an initial public offering of Common Stock (or other securities) issuable upon the exercise of the Warrants or (y) the fifth anniversary of the Closing Date, and for a period of twelve years (the "Demand Period"), the Holders of at
                                            -------------
     least 25% of the Warrants then outstanding shall have the right ("Demand
                                                                       ------
     Registration Rights") to require the Company to file a registration
     -------------------
     statement under the Securities Act in respect of an underwritten offering and sale of Common Shares issuable upon exercise of such Holders' Warrants or such other securities issuable upon exercise of the Warrants, or Common Shares or such other securities previously received upon exercise of Warrants pursuant to the Warrant Agreement (the "Warrant Shares"),
                                                      --------------
     provided, however, that Holders shall be entitled to only two (2) Demand
     --------  -------
     Registration Rights hereunder. After the Company receives a written request from such Holders demanding that the Company so register the number of Warrant Shares specified in such request, the Company shall file with the Commission and thereafter use its best efforts to cause to be declared effective within 120 days of such demand a registration statement (a "Demand Registration Statement") providing for the registration of all
      -----------------------------
     Warrant Shares as such Holders shall have demanded be registered.

          (ii) Anything in this Agreement to the contrary notwithstanding, the Company shall be entitled to postpone and delay, until the earliest practicable time at which such Demand Registration Statement can reasonably be effective (the "Blackout Period"), the filing of the Demand Registration
                        ---------------
     Statement if the Company shall determine that any such filing or the offering of any Warrant Shares would (x) in the reasonable judgment of the Board, materially impede, delay or otherwise interfere with any pending or contemplated financing, acquisition, corporation reorganization or other similar transaction involving the Company, (y) based upon advice from the Company's investment banker or financial advisor, adversely affect any pending or contemplated offering or sale of any class of securities by the Company, or (z) require disclosure of material nonpublic information which, if disclosed at such time, would be materially harmful to the interests of the Company and its shareholders; provided, however, that the Blackout Period shall terminate upon the
     --------  -------
     completion or abandonment of the relevant financing, acquisition, corporate reorganization or other similar transaction, such time as such Demand Registration Statement shall no longer affect the relevant pending or contemplated offering of securities by the Company, or the public disclosure by the Company or public admission by the Company of such material nonpublic information or such time as such material nonpublic information shall be publicly disclosed, as the case may be. After the expiration of any Blackout Period and without any further request from any Holder, the Company shall effect the filing of the Demand Registration Statement and shall use its best efforts to cause any such Demand Registration to be declared effective as promptly as practicable unless Holders shall have, prior to the effective date of such Demand Registration Statement, withdrawn in writing the initial request such that less than 25% of the Warrant Shares originally requested to be included in the registration shall not have withdrawn, in which case such withdrawn request shall not constitute a demand for purposes of Section 2(a)(i) hereunder.

          (iii) Except with respect to a request by Holders under Section 2(a)(i) which is subsequently withdrawn (in the manner described above) prior to such Demand Registration Statement becoming effective by reason of
     (x) a material adverse change affecting the Company or capital markets generally, (y) notification by the Company of an intention to file a registration with respect to the Common Shares (or other securities issuable upon exercise of the Warrants), or (iii) the circumstances described in Section 2(a)(ii), such withdrawing Holders shall pay all expenses relating to the preparation of such withdrawn Demand Registration Statement.

          (b)  Piggy-Back Registration Rights.
               ------------------------------

          (i) If the Company proposes to file a registration statement with the Commission respecting an offering of any shares of Common Stock (or other securities) issuable upon exercise of the Warrants (other than an offering registered solely on Form S-4 or S-8 or any successor form thereto and other than the initial public offering of shares of Common Stock (or other securities) issuable upon exercise of the Warrants if no shareholder of the Company, including the Holders pursuant to Section 2(a), participates therein), the Company shall give prompt written notice to all the Holders of Warrants, Warrant Shares or such other securities received upon exercise of Warrants at least 30 days prior to the initial filing of the registration statement relating to such offering (the "Piggy-Back
                                                            ----------
     Registration Statement" and, together with the Demand Registration
     ----------------------
     Statement, the "Registration Statement").  Each such Holder shall have the
                     ----------------------
     right, within 20 days after delivery of such notice, to request in writing that the Company include all or a portion of such Warrant Shares in such Registration Statement ("Piggy-back Registration Rights"). The Company
                              ------------------------------
     shall include in the public offering all of the Warrant Shares that a Holder has requested be included, unless the underwriter for the public offering or the underwriter managing the public offering (in either case, the "managing underwriter") delivers a notice (a "Cutback Notice") pursuant
          --------------------                         --------------
     to Section 2(b)(ii) or 2(b)(iii) hereof. The managing underwriter may deliver one or more Cutback Notices at any time prior to the execution of the underwriting agreement for the public offering.

          (ii) If a proposed public offering includes both securities to be offered for the account of the Company ("Company IPO Shares") and shares to
                                              ------------------
     be sold by shareholders, the provisions of this Section 2(b)(ii) shall be applicable if the managing underwriter delivers a Cutback Notice stating that, in its opinion, the number of Common Shares (other than Warrant Shares to be sold by the Holders) that selling shareholders propose to sell therein, whether or not such selling shareholders have the right to include shares therein (the "Other IPO Shares"), plus the number of Warrant Shares
                          ----------------
     that the Holders have requested to be sold therein, plus the Company IPO Shares, exceeds the maximum number of shares specified by the managing underwriter in such Cutback Notice that may be distributed without adversely affecting the price, timing or distribution of the
     Company IPO Shares. Such maximum number of shares that may be so sold, excluding the Company IPO Shares, are referred to as the "Includible
                                                               ----------
     Shares."
     ------

          If the managing underwriter delivers such Cutback Notice, the Company shall be entitled to include all of the Company IPO Shares in the public offering and each requesting Holder shall be entitled to include in the public offering up to its pro rata portion of the Includible Shares and in priority to the inclusion of any Other IPO Shares that are proposed to be sold in such public offering. No shareholder that proposes to sell Other IPO Shares in the proposed initial public offering may sell any such shares therein unless all Warrant Shares requested by the Holders to be sold therein are so included.

          (iii) If a proposed public offering is entirely a secondary offering, the provisions of this Section 2(b)(iii) shall be applicable if the managing underwriter delivers a Cutback Notice stating that, in its opinion, the aggregate number of Warrant Shares and Other IPO Shares proposed to be sold therein exceeds the maximum number of shares (the "Includible Secondary Shares") specified by the managing underwriter in
      ---------------------------
     such Cutback Notice that may be distributed without adversely affecting the price, timing or distribution of the Common Shares being distributed. If the managing underwriter delivers such Cutback Notice, each requesting Holder shall be entitled to include in the public offering up to its pro rata portion of the Includible Secondary Shares and in priority to the inclusion of any Other IPO Shares that are proposed to be sold in such public offering. No shareholder that proposes to sell Other IPO Shares in such public offering may sell any such shares therein unless all Warrant Shares requested by the Holders to be sold therein are so included.

          (iv) The underwriting agreement for such public offering shall provide that each requesting Holder shall have the right to sell its Warrant Shares (other than Warrant Shares excluded from such public offering pursuant to a Cutback Notice and the terms of Sections 2(b)(ii) and 2(b)(iii)) to the underwriters and that the underwriters shall purchase the Warrant Shares at the price paid by the underwriters for the Common Shares sold by the Company and/or other selling shareholders, as the case may be.

          3.   Shelf Registration.
               ------------------

          (a) If only the Company sells Common Shares (or other securities issuable upon the exercise of Warrants) in an initial public offering or all of the Warrant Shares (or other securities issuable upon the exercise of Warrants) have not been sold in an initial public offering or a public offering of Common Shares (or such other securities) within 180 days after the closing of the Company's initial public offering of Common Shares, the Company shall use its best efforts to cause to be filed pursuant to Rule 415 under the Securities Act a shelf registration statement on the appropriate form (the "Warrant Shelf Registration Statement") covering the issuance of the
      ------------------------------------
Warrant Shares upon exercise of the Warrants and shall use its best efforts to cause the Warrant Shelf Registration Statement to become effective under the Securities Act within 180 days after the closing date of the initial public offering of Common Shares; provided, however, that (x) in no event may the
                           --------  -------
Warrant Shelf Registration Statement be declared effective prior to the first anniversary of the Closing Date and (y) if the Commission shall request that the Company register the resale of the Warrant Shares instead of the issuance thereof, the Warrant Shelf Registration Statement shall register such resale as opposed to such issuance. The Company shall use reasonable efforts to keep the Warrant Shelf Registration Statement continuously effective until the earlier of
(1) such time as all Warrants have been exercised, (2) the Expiration Date and
(3) the date on which all Warrant Shares are freely transferable, or in the case of clause (y), such time as all Warrant Shares have been resold (the "Shelf
                                                                      -----
Expiration Date"). Prior to filing the Warrant Shelf Registration Statement or
---------------
any amendment thereto, the Company shall provide a copy thereof to the Initial Purchasers and their counsel and afford them a reasonable time to comment thereon.

          (b) If the Warrant Shelf Registration Statement shall register the resale of the Warrant Shares (a "Resale Shelf") as provided in clause (y) of the
                                 ------------
proviso to the first sentence of Section 3(a) above, the Company agrees to:

          (i) make available for inspection by a representative of the Holders, any underwriter participating in any disposition pursuant to such Resale Shelf and attorneys and accountants designated by the Holders, at reasonable times and in a reasonable manner, financial and other records, documents and properties of the Company or any subsidiary thereof that are pertinent to the conduct of due diligence customary for an underwritten offering, and cause the officers, directors and employees of the Company or any such subsidiary to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with a Resale Shelf; provided, however, that such persons shall first agree in
                     --------  -------
     writing with the Company to use such information only in connection with the transaction for which such information was obtained and that any information that is reasonably and in good faith designated by the Company or any such subsidiary in writing as confidential at the time of delivery of such information shall be kept confidential by such persons, unless and to the extent that disclosure of such information is required by law or such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard such information by such person. Each selling Holder, underwriter, attorney or accountant requesting disclosure will agree that it will, upon learning that disclosure of such information is sought in connection with a court proceeding, give notice to the Company and allow the Company at its own expense to undertake appropriate action to prevent disclosure of the information deemed confidential;

          (ii) use its best efforts to cause all Warrant Shares sold under a Resale Shelf to be listed on any securities exchange or any automated quotation system on which similar securities issued by the Company are then listed if requested by the Holders of Warrant Shares representing a majority of the Warrants originally issued, to the extent such Warrant Shares satisfy applicable listing requirements;

          (iii) provide a reasonable number of copies of the prospectus included in such Resale Shelf to Holders that are selling Warrant Shares pursuant to such Resale Shelf;

          (iv) cause to be provided to the Warrant Agent, on behalf of the Holders and beneficial owners of Warrant Shares, upon the effectiveness of such Resale Shelf, a customary "10b-5" opinion of independent counsel (an "Opinion") and a customary "cold comfort" letter of independent auditors (a
      -------
     "Comfort Letter");
      --------------

          (v) cause to be provided to the Warrant Agent, on behalf of the Holders and beneficial owners of Warrant Shares, an Opinion and Comfort Letter with respect to each Form 10-K, including any amendments thereto, that is incorporated by reference in such Resale Shelf upon the initial filing with the Commission of such documents; and

          (vi) notify the Warrant Agent, for distribution to the Holders, (A) when the Resale Shelf has become effective and when any post-effective amendment thereto has been filed and becomes effective, (B) of any request by the Commission or any state securities authority for amendments and supplements to the Resale Shelf or of any material request by the Commission or any state securities authority for additional information after the Resale Shelf has become effective, (C) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of the Resale Shelf or the initiation of any proceedings for that purpose, (D) if, between the effective date of the Resale Shelf and the closing of any sale of Warrant Shares covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, including this Agreement, relating to disclosure cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the Warrant Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose, (E) of the happening of any event during the period the Resale Shelf is effective such that such Resale Shelf or the related prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make statements therein not misleading and (F) of any determination by the Company that a post-effective amendment to a Registration Statement would be appropriate. The Holders hereby agree to suspend use of the prospectus contained in a Resale Shelf upon receipt of such notice under clause (C) (but only to the extent of the issuance of any stop order), (E) or (F) above until, in the case of clause (C) above, such stop order is removed or rescinded, or, in the case of clause (E) and (F) above, the Company has amended or supplemented such prospectus to correct such misstatement or omission.

          4.   Suspension.
               ----------

          Notwithstanding the foregoing, in addition to any suspension contemplated by clause (C), (E) or (F) of Section 3(vi), during any consecutive 365-day period during which the Warrants are exercisable, the Company shall have the privilege to suspend availability of the Warrant Shelf Registration Statement and the related prospectus for up to 60 days in the aggregate, except during the 60 days immediately prior to the Expiration Date, if the Board determines in good faith that there is a valid purpose for such suspension and provides notice of such determination (but not the purpose) to the Holders at their addresses appearing in the register of Warrants maintained by the Warrant Agent.

          5.   Blue Sky.
               --------

          The Company shall use its reasonable best efforts to register or qualify the Underlying Securities proposed to be sold or issued pursuant to the Registration Statement or the Warrant Shelf Registration Statement under all applicable securities or "blue sky" laws of all jurisdictions in the United States in which any Holder of Warrants may or may be deemed to purchase Underlying Securities upon the exercise of Warrants or resale of the Warrant Shares, as the case may be, and shall use its reasonable best efforts to maintain such registration or qualification through the earliest of (A) in the case of the Registration Statement, the date upon which all of the Warrant Shares have been sold or such other date as shall be required by applicable law,
(B) the date upon which all Warrants have been exercised or all Warrant Shares have been resold, as the case may be, under the Warrant Shelf Registration Statement and (C) the Expiration Date; provided, however, that the Company shall
                                       --------  -------
not be required to (i) qualify as a foreign corporation or as a broker or a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 5, (ii) file any general consent to service of process or (iii) subject itself to taxation in any jurisdiction if it is not otherwise so subject.

          6.   Accuracy of Disclosure.
               ----------------------

          The Company (and its successors) represents and warrants to each Holder (and each beneficial owner of a Warrant or Warrant Share) and agrees for the benefit of each Holder (and each beneficial owner of a Warrant or Warrant Share) that, except during any period in which the availability of the Warrant Shelf Registration Statement has been suspended, (i) the Warrant Shelf Registration Statement and the documents incorporated by reference therein will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading; and (ii) the prospectus contained in the Warrant Shelf Registration Statement delivered to such Holder upon its exercise of Warrants or pursuant to which such Holder sells its Warrant Shares, as the case may be, and the documents incorporated by reference therein will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the representations, warranties and agreements set forth in this Section 6 do not apply to statements or omissions in the Warrant Shelf Registration Statement or any such prospectus based upon information relating to any Holder furnished to the Company in writing by such Holder expressly for use therein.

          7.   Indemnity.
               ---------

          The Company hereby agrees to indemnify each beneficial owner of a Warrant and each person, if any, who controls any beneficial owner of a Warrant within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, any beneficial owner of a Warrant (whether or not it is, at the time the indemnity provided for in this Section 7 is sought, such a beneficial owner), from and against all losses, damages or liabilities which such beneficial owner or any such controlling or affiliated person suffers as a result of any breach, on the date of any exercise of a Warrant by such beneficial owner or the resale of any Warrant Share by such Holder, in either case pursuant to the Warrant Shelf Registration Statement, of the representations, warranties or agreements contained in Section 6. Each beneficial owner of a Warrant Share sold pursuant to a Resale Shelf, by accepting its beneficial ownership of a Warrant, hereby (i) agrees to provide the Company with information with respect to it that the Company reasonably requests in connection with any Resale Shelf and (ii) agrees, severally and not jointly, to indemnify the Company, its directors and officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act against any liability incurred by it or such controlling person as a result of any misstatement of information provided by such beneficial owner to the Company in writing expressly for inclusion in the Resale Shelf or any omission from such information that the Company reasonably requested such Holder to provide.

          8.   Expenses.
               --------

          Except as otherwise stated in Section 2(a), all expenses incident to the Company's performance of or compliance with its obligations under this Agreement will be borne by the Company, regardless of whether a Registration Statement or Warrant Shelf Registration Statement becomes effective, including without limitation (i) all Commission or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all reasonable fees and expenses incurred in connection with compliance with state securities or "blue sky" laws, (iii) all reasonable expenses of any persons incurred by or on behalf of the Company in preparing or assisting in preparing, word processing, printing and distributing any registration statement, any prospectus, any amendments or supplements thereto and other documents relating to the performance of and compliance with this Agreement, (iv) the reasonable fees (including legal fees and expenses) and disbursements of the Warrant Agent, (v) the reasonable fees and disbursements of counsel for the Company and (vi) the fees and disbursements, if any, of the Auditors but excluding any fees, expenses and disbursements of the Holders (not included above), including, without limitation, (x) fees and disbursements of any counsel retained by the participating Holders and (y) the Holders' share of underwriting discounts and commissions.

          9.   Resale Shelf Registration Statement
               -----------------------------------

          In the event that, after an initial public offering of Common Shares, any Initial Purchaser, or any successor thereto, in their opinion, is or becomes an Affiliate (as such term is defined in Rule 144 under the Securities Act) of the Company, or any successor thereto, the Company (or its successor) shall use its best efforts to cause to be filed as soon as practicable after receiving notice thereof from such Initial Purchaser (or its successor) a shelf registration statement (the "Resales Registration Statement") under the
                             ------------------------------
Securities Act providing for the resale by such Initial Purchaser (or its successor) of all Warrants and Common Shares it acquires from time to time in connection with market-making activities and to have such shelf registration statement declared effective by the Commission. The provisions of this Agreement concerning the Warrant Shelf Registration Statement shall apply to the Resales Registration Statement as if such Resales Registration Statement were the Warrant Shelf Registration Statement (except that the Company (or its successor) will use its best efforts to keep the Resales Registration Statement effective until the earlier of (i) the twelfth anniversary of the Closing Date and (ii) such time as such Initial Purchaser shall, in its opinion, cease to be an Affiliate of the Company, as evidenced by written notice sent promptly upon such event).

          10.  Miscellaneous.
               -------------

          (a)  No Inconsistent Agreements.  Each of the Company and the Warrant
               --------------------------
Agent represent to the other that it has not entered into, and agrees that on or after the date of this Agreement it will not enter into, any agreement which is inconsistent with the rights granted to the Holders of Warrants or Warrant Shares in this Agreement or otherwise conflicts with the provisions hereof. The Company represents that the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any agreements.

          (b)  Amendments and Waivers.  The provisions of this Agreement,
               ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company and the Warrant Agent have obtained the written consent of Holders of at least a majority of the outstanding Warrants affected by such amendment, modification, supplement, waiver or consent; provided that any amendment, modification or supplement to this Agreement which,
--------
in the good faith opinion of the Board (and evidenced by a resolution of the Board), does not adversely affect any Holder, shall not be subject to such requirement for written consent.

          (c)  Notices.  All notices and other communications provided for or
               -------
permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery
(i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this
Section 10(c); (ii) if to the Company, initially at the Company's address set forth in the Warrant Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 10(c); and
(iii) if to the Warrant Agent, initially at the Warrant Agent address set forth in the Warrant Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 10(c).

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

          (d)  Successors and Assigns. This Agreement shall inure to the benefit
               ----------------------
of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation, subsequent Holders; provided that
                                                            --------
nothing herein shall be deemed to permit any assignment, transfer or other disposition of Warrants in violation of the terms of the Unit Purchaser Agreement, the Warrant Agreement or applicable law. If any transferee of any Holder shall acquire Warrants, in any manner, whether by operation of law or otherwise, such Warrants shall be held subject to all of the terms of this Agreement and the Warrant Agreement, and by taking and holding such Warrants such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement or the Warrant Agreement and such person shall be entitled to receive the benefits hereof.

          (e)  Purchases and Sales of Warrants. The Company shall not, and shall
               -------------------------------
use its best efforts to cause its affiliates (as defined in Rule 405 under the Securities Act) not to, purchase and then resell or otherwise transfer any Warrants other than Warrants acquired and cancelled.

          (f)  Third Party Beneficiary.  The Holders shall be third party
               -----------------------
beneficiaries to the agreements made hereunder between the Company and the Warrant Agent, and each Holder shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder. Notwithstanding anything to the contrary contained herein, the Initial Purchasers will be a third party beneficiary to the agreements between the Company and the Warrant Agent contained in Section 9 hereof, such section shall not be amended, modified or supplemented without the prior written consent of the Initial Purchasers and the Company's obligations under Section 9 will survive the termination of this Agreement and the performance of all other obligations under this Agreement.

          (g)  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (h)  Headings.  The headings in this Agreement are for convenience of
               --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (i)  Governing Law.  This Agreement shall be governed by the internal
               -------------
laws of the State of New York.

          (j)  Severability. In the event that any one or more of the provisions
               ------------
contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          (k)  Waiver of Immunity.  To the extent that the Company has or
               ------------------
hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgement, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations under this Agreement to the fullest extent permitted by law.

          (l)  Initial Public Offering. Notwithstanding anything to the contrary
               -----------------------
herein contained, if the Company conducts an initial public offering of equity securities (other than Common Shares), the Company will give the Holders the opportunity to convert such Warrants into warrants to purchase such equity securities and their Warrant Shares into such equity securities. In addition, if Scovill Fasteners Inc. (or any entity owning a majority of the Capital Stock or assets of Scovill Fasteners Inc.) ("Fasteners") conducts an initial public offering of equity securities, the Company shall, and shall cause Fasteners to, give holders of Warrants and Warrant Shares the opportunity to convert such Warrants into warrants to purchase such equity securities of Fasteners and the opportunity to convert such Warrant Shares into such equity securities of Fasteners. All rights and obligations contained in this Agreement with respect to the Warrants and Warrant Shares shall, upon any such conversion, apply equally to any warrants or equity securities of Fasteners. Such conversion opportunities will be on terms and conditions determined to be fair and reasonable by the Board.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                              SCOVILL HOLDINGS INC.


                              By ______________________________
                                 Name:
                                 Title:


                              UNITED STATES TRUST COMPANY OF NEW YORK


                              By ______________________________
                                 Name:
                                 Title: